      As filed with the Securities and Exchange Commission on June 14, 2002

                                                      Registration No. 333-_____



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              MKS INSTRUMENTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         MASSACHUSETTS                               04-2277512
(State or Other Jurisdiction of                   (I.R.S. Employer
Incorporation or Organization)                   Identification Number)

SIX SHATTUCK ROAD, ANDOVER, MASSACHUSETTS                01810
(Address of Principal Executive Offices)               (Zip Code)


             AMENDED AND RESTATED 1999 EMPLOYEE STOCK PURCHASE PLAN,
                                   AS AMENDED
                            (Full Title of the Plan)

                                JOHN R. BERTUCCI
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                              MKS INSTRUMENTS, INC.
                                SIX SHATTUCK ROAD
                                ANDOVER, MA 01810
                     (Name and Address of Agent For Service)

                                 (978) 975-2350
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

                                     Proposed Maximum    Proposed Maximum
Title of Securities  Amount to be   Offering Price Per  Aggregate Offering      Amount of
to be  Registered    Registered(1)      Share               Price            Registration Fee
-----------------    -------------      -----               -----            ----------------
Common Stock, no       250,000          $22.86            $5,715,000            $525.78
par value per share

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and 457(h) of the Securities Act of 1933, as amended, and based upon the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on June 12, 2002.

                     STATEMENT OF INCORPORATION BY REFERENCE

         Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-78069, relating to the Registrant's Amended and Restated 1999 Employee Stock Purchase Plan, As Amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Andover, Massachusetts on June 14, 2002.

                                  MKS INSTRUMENTS, INC.


                                  By:   /s/ John R. Bertucci
                                       John R. Bertucci
                                       -------------------------------
                                       Chairman of the Board and Chief
                                       Executive Officer


                        POWER OF ATTORNEY AND SIGNATURES

         We, the undersigned officers and directors of MKS Instruments, Inc. hereby severally constitute and appoint John R. Bertucci, Ronald C. Weigner and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable MKS Instruments, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              Signature                       Title                          Date
              ---------                       -----                          ----
/s/ John R. Bertucci                Chairman of the Board and Chief     June 14, 2002
--------------------                Executive Officer (Principal
John R. Bertucci                    Executive Officer)


/s/ Ronald C. Weigner               Vice President and Chief            June 14, 2002
--------------------                Financial Officer (Principal
Ronald C. Weigner                   Financial Officer and Principal
                                    Accounting Officer)


/s/ Robert R. Anderson              Director                            June 14, 2002
--------------------
Robert R. Anderson

/s/ James G. Berges                 Director                            June 14, 2002
--------------------
James G. Berges

/s/ Richard S. Chute                Director                            June 14, 2002
--------------------
Richard S. Chute

/s/ Hans-Jochen Kahl                Director                            June 14, 2002
--------------------
Hans-Jochen Kahl

/s/ Owen W. Robbins                 Director                            June 14, 2002
--------------------
Owen W. Robbins

/s/ Louis P. Valente                Director                            June 14, 2002
--------------------
Louis P. Valente

                                  EXHIBIT INDEX

 Exhibit
 Number                             Description
 ------                             -----------
4.1 (1)    Restated Articles of Organization of the Registrant.

4.2 (2)    Articles of Amendment.

4.3 (3)    Articles of Amendment

4.4 (4)    Amended and Restated By-Laws of the Registrant.

4.5 (4)    Specimen Certificate for Common Stock of the Registrant.

5.1        Opinion of Hale and Dorr LLP.

23.1       Consent of Hale and Dorr LLP (included in Exhibit 5.1).

23.2       Consent of PricewaterhouseCoopers LLP.

23.3       Consent of KPMG LLP.

24.1       Power of Attorney (included in the signature pages of this Registration Statement).


(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-4 (File No. 333-49738) originally filed with the Securities and Exchange Commission on December 13, 2000, as amended.

(2) Incorporated herein by reference from the Registrant's Quarterly Report on Form 10-Q originally filed with the Securities and Exchange Commission on August 14, 2001.

(3) Incorporated herein by reference from the Registrant's Definitive Proxy originally filed with the Securities and Exchange Commission on April 16, 2002.

(4) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 333-71363) originally filed with the Securities and Exchange Commission on January 28, 1999, as amended.